COMMON STOCK                                           COMMON STOCK
   NUMBER                                                 SHARES
                                   PENINSULA
                             PHARMACEUTICALS, INC.

    INCORPORATED UNDER THE                                     SEE REVERSE FOR
LAWS OF THE STATE OF DELAWARE                                CERTAIN DEFINITIONS

                                                               CUSIP 707157 10 3

This Certifies that






is the record holder of

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF
             ---------- PENINSULA PHARMACEUTICALS, INC. ----------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Barclay J. Kamb                                    /s/ Paul F. Truex
        SECRETARY                                       CHIEF EXECUTIVE OFFICER

                              CERTIFICATE OF STOCK

                     [PENINSULA PHARMACEUTICALS, INC. SEAL]


COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, INC.
P.O. BOX 1596, DENVER, CO 80201

-------------------------------------------------
Transfer Agent and Registrar Authorized Signature

                        PENINSULA PHARMACEUTICALS, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.
________________________________________________________________________________

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                    UNIF GIFT MIN ACT -____________  Custodian ____________
TEN ENT - as tenants by the entireties                                (Cust)                  (Minor)
 JT TEN - as joint tenants with                                      under Uniform Gifts to Minors
          right of survivorship and                                  Act ________________________________
          not as tenants in common                                                (State)
                                                  UNIF TRF MIN ACT -_____________ Custodian (until age __)
                                                                      (Cust)
                                                                    _____________ under Uniform Transfers
                                                                      (Minor)
                                                                    to Minors Act _______________________
                                                                                     (State)

    Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer(s) unto

________________________________________________________________________________

  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
 ___________________________________
|                                   |
|___________________________________|

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________        X ________________________________________________


                              X ________________________________________________
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:



By ______________________________________
   THE SIGNATURE(S) MUST BE GUARANTEED
   BY AN ELIGIBLE GUARANTOR INSTITUTION,
   (BANKS, STOCKBROKERS, SAVINGS AND LOAN
   ASSOCIATIONS AND CREDIT UNIONS WITH
   MEMBERSHIP IN AN APPROVED SIGNATURE
   GUARANTEE MEDALLION PROGRAM), PURSUANT
   TO S.E.C. RULE 17Ad-16.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.